Exhibit 4.1

NUMBER
Bellicum
PHARMACEUTICALS
SHARES
INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE
SEE REVERSE FOR CERTAIN DEFINITIONS
CUSIP 079481 10 7
THIS CERTIFIES THAT SPECIMEN
IS THE OWNER OF
FULLY PAID AND NONASSESSABLE SHARES OF THE COMMON STOCK, PAR VALUE $0.01, PER SHARE, OF
BELLICUM PHARMACEUTICALS, INC.
transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this certificate properly endorsed.
This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.
Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.
Dated:
SECRETARY
BELLICUM PHARMACEUTICALS, INC.
CORPORATE
SEAL
2004
DELAWARE
PRESIDENT AND CHIEF EXECUTIVE OFFICER
COUNTERSIGNED AND REGISTERED:
AMERICAN STOCK TRANSFER & TRUST COMPANY, LLC
(Brooklyn, NY)
BY:
TRANSFER AGENT AND REGISTRAR
AUTHORIZED OFFICER
© SECURITY-COLUMBIAN UNITED STATES BANKNOTE COMPANY 1960

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	– as tenants in common	UNIF GIFT MIN ACT–		Custodian
TEN ENT	– as tenants by the entireties		(Cust)		(Minor)
JT TEN	– as joint tenants with right of survivorship and not as tenants in common		under Uniform Gifts to Minors
Act
(State)

Additional abbreviations may also be used though not in the above list.

For value received, the undersigned hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE)

shares
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated

NOTICE:	THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed:

THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.